UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Stock Incentive Plan

On May 21, 2025, Gevo, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) via live online audio webcast (the “Annual Meeting”), at which the Company’s stockholders approved an amendment and restatement of the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan was amended to (i) increase the number of authorized shares under the 2010 Plan by 15,000,000 shares, and (2) extend the term of the 2010 Plan to May 21, 2035. The 2010 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2010 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2025 (the “Proxy Statement”). The summaries of the 2010 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Change in Chief Financial Officer

Following the Annual Meeting on May 21, 2025, Oluwagbemileke (Leke) Agiri was appointed as Chief Financial Officer of the Company to replace Mr. Smull, effective immediately. Mr. Agiri, age 40, has served in various positions with the Company since August 2022, most recently as Executive Vice President, Finance, where he has been leading the Company’s efforts in corporate finance and planning, capital raising, and organic and inorganic growth mandates. Prior to joining the Company, from August 2019 to August 2022, Mr. Agiri previously served in various finance roles in the renewable energy industry for Bank of America, Pine Gate Renewables, Penn America Energy Holdings, LLC, and Occidental Petroleum Corporation (OXY). In addition, from June 2009 to August 2019, he served in finance, strategic acquisitions and divestitures, and joint venture roles for Anadarko Petroleum Corporation.

As compensation in this role, Mr. Agiri will receive an initial annual base salary of $380,000, subject to annual adjustment by the Company. Mr. Agiri is also eligible to participate in the Company’s bonus and equity programs at the discretion of the Board and the Compensation Committee, and is also eligible to participate in the Gevo, Inc. Change in Control Severance Plan.

There are no understandings or arrangements with any person pursuant to which Mr. Agiri was appointed in this role, Mr. Agiri has no family relationships with any director or executive officer, and he is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

In conjunction with the appointment of Mr. Agiri, on May 21, 2025, L. Lynn Smull stepped down as Chief Financial Officer of the Company. Mr. Smull will continue service with the Company as Executive Vice President and Senior Advisor to the Chief Executive Officer. In connection with Mr. Smull’s transition to his new role, Mr. Smull will continue to receive the same compensation as he did in his role as Chief Financial Officer as described in the Proxy Statement.

Appointment of New Director

Following the Annual Meeting, on May 21, 2025, the Board of Directors of the Company (the “Board”) approved an increase in the size of the Board to nine directors, and appointed James J. Barber, Ph.D. to the Board as a Class II director, with a current term that will expire at the annual meeting of stockholders to be held in 2027. The Board also appointed Dr. Barber to serve on the Audit Committee of the Board. Dr. Barber is an experienced executive officer and board member of both public and private companies. Dr. Barber currently serves as on the board of directors of Graham Corporation (NYSE: GHM), a public company in the business of designing and manufacturing fluid, power, heat transfer, and vacuum technologies for the defense, space, energy, and process industries. Dr. Barber is Chair of GHM’s Compensation Committee and serves as a member of GHM’s Audit and Nomination and Governance, Committees. Over the last 20 years, he has served on the board of directors of a variety of other public and private companies. Dr. Barber received his B.S. in Chemistry from Rensselaer Polytechnic Institute and a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology. Dr. Barber’s brings to the Board a breadth of experience across fuels, chemicals, biobased materials, micro-optics, carbon nanofibers, utilities, joint ventures and licensing.

In connection with Dr. Barber’s appointment as a member of the Board, Dr. Barber will be entitled to receive the Company’s standard compensation for non-employee directors, prorated for his time of service as described in the Proxy Statement. Dr. Barber also entered into the Company’s customary form of indemnification agreement upon his appointment to the Board.

There are no understandings or arrangements with any person pursuant to which Dr. Barber was appointed as a director, and Dr. Barber is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Board considered the independence of Dr. Barber and concluded that Dr. Barber is an independent director under the applicable Nasdaq listing standards and qualifies as “independent” in accordance with the additional independence rules established by the Securities and Exchange Commission and Nasdaq for service on audit committees.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2025, the Company held the Annual Meeting via live online audio webcast. There were 125,338,683 votes represented either in person or by proxy at the Annual Meeting, or 52.3% of the outstanding voting power of the Company as of the record date of the Annual Meeting, which represented a quorum. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1 — Election of three Class III directors to hold office until the 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
William H. Baum	54,177,300	7,536,559	63,624,824
Mary Kathryn Ellet	57,501,743	4,212,116	63,624,824
Gary W. Mize	56,911,179	4,802,680	63,624,824

Proposal 2 — Approval of an amendment and restatement of the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
48,771,573	11,993,032	949,254	63,624,824

Proposal 3 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
118,746,168	4,888,884	1,703,631	—

Proposal 4 — Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
46,169,329	13,356,527	2,188,003	63,624,824

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: May 27, 2025	By:	/s/ E. Cabell Massey
E. Cabell Massey
Vice President, Legal and Corporate Secretary